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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report February 24, 2000


                           DIAMOND HOME SERVICES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     0-20829                   36-3886872
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)

                                222 Church Street
                               Woodstock, IL 60098
                    (Address of principal executive offices)

        Registrant's telephone number, including area code (815) 334-1414

                                      None
             (Former name or address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

          Effective January 31, 2000, Sears, Roebuck and Co. ("Sears") terminated its license agreement with Diamond Exteriors, Inc., a wholly owned subsidiary of the Registrant ("Exteriors").


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits (numbered pursuant to Item 601 of Registration S-K)

               (99.1) Letter dated January 31, 2000, from Sears Roebuck and Co.
                      to Diamond Home Services, Inc. and Diamond Exteriors, Inc.

               (99.2) Press release dated February 1, 2000.



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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        Diamond Home Services, Inc.
                                        (Registrant)


                                        /s/ C. STEPHEN CLEGG

Date: February 24, 2000                 C. STEPHEN CLEGG
                                        CHAIRMAN AND CHIEF EXECUTIVE OFFICER